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                                                                     EXHIBIT N.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports on Sirrom Capital Corporation and Subsidiaries (and to all references to our Firm) included in or made a part of this Amendment No. 1 to the Registration Statement No. 333-19493 on Form N-2.


                                          ARTHUR ANDERSEN LLP

Nashville, Tennessee

January 22, 1997